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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 26, 2005

                          DOCUMENT SCIENCES CORPORATION
             (Exact name of registrant as specified in its charter)

             Delaware                    0-20981               33-0485994
   (State or other jurisdiction        (Commission            (IRS Employer
        of incorporation)              File Number)        Identification No.)

                               6339 Paseo del Lago
                           Carlsbad, California 92009
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (760) 602-1400

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01       OTHER EVENTS.

        On April 26, 2005, Document Sciences Corporation issued a press release announcing the postponement of its 2005 Annual Meeting of Stockholders to May 10, 2005 at 9:00 a.m., Pacific Time, to be held at the Grand Pacific Palisades Resort, 5805 Armada Drive, Carlsbad, California 92009. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

        (C)     EXHIBITS.

        The following exhibit is filed with this Current Report on Form 8-K:

        Exhibit Number          Description
        --------------          ------------------------------------------------
        99.1                    Press Release, dated April 26, 2005, announcing
                                the new date of Document Sciences Corporation's
                                2005 Annual Meeting of Stockholders.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Date: April 27, 2005

                                    DOCUMENT SCIENCES CORPORATION

                                    By:   /s/ John L. McGannon
                                          --------------------------------------
                                          Name:   John L. McGannon
                                    Its:  President, Chief Executive Officer and
                                          Chief Financial Officer

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                                  EXHIBIT INDEX

        Exhibit Number          Description
        --------------          ------------------------------------------------
        99.1                    Press Release, dated April 26, 2005, announcing
                                the new date of Document Sciences Corporation's
                                2005 Annual Meeting of Stockholders.

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